Exhibit 13

CERTIFICATION OF THE CEO AND CFO PURSUANT TO SECTION 906

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teva Pharmaceutical Industries Limited (the “Company”) on Form 20-F for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Erez Vigodman, President and Chief Executive Officer of the Company, and Eyal Desheh, Group Executive Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2015

/s/ Erez Vigodman
Erez Vigodman
President and Chief Executive Officer

/s/ Eyal Desheh
Eyal Desheh
Group Executive Vice President, Chief Financial Officer